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Exhibit 10.15


                            EQUIVEST FINANCE, INC.

                         REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into effective as of March 30, 1999, by and among Equivest Finance, Inc., a Delaware corporation ("Company") and Christian Kjaer ("Investor").

                                   RECITALS

            WHEREAS, Company, Investor and Kosmas Group International, Inc. have entered into a settlement agreement of even date herewith ("Settlement Agreement") whereby Company agreed to grant Investor certain registration rights with respect to (i) shares of common stock of Company granted to Investor under the Settlement Agreement and (ii) shares of common stock of the Company that may be received upon the exercise of the stock purchase warrant granted to Investor under the Settlement Agreement ("Warrant Shares"); and

            WHEREAS, the parties hereto wish to specify the respective rights and obligations of the parties with respect to the registration of such shares of such common stock of the Company pursuant to a registration statement filed with the U.S. Securities and Exchange Commission upon the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions set forth herein, the parties hereby agree as follows:

            1.    Definitions.  For the purposes of this Agreement:
                  -----------

                  "Commission" means the U.S. Securities and Exchange Commission or any other governmental authority from time to time administering the Securities Act.

                  "Common Shares" means shares of common stock of the Company.

                  "CSFB Shares" means those shares of common stock of the Company defined as "Registrable Securities" pursuant to the Registration Rights Agreements between the Company and Credit Suisse First Boston Mortgage Capital LLC dated as of July 17, 1998 and November 14, 1997.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended or any similar federal statute and the rules and the regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Harris Shares" means those shares of common stock of the Company defined as "Registrable Securities" pursuant to the Stockholders' Agreement between the Company and R. Perry Harris and Karen Harris dated as of July 16, 1998.



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                  "Register," "Registered," and "Registration" refer to a
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or similar document.

                  "Registrable Securities" means (a) the Common Shares received by Investor pursuant to the Settlement Agreement, (b) the Warrant Shares (if any), and (c) any common stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the foregoing. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been transferred in accordance with such registration statement, (y) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act or Investor is free to sell all such securities without volume or manner of sale restrictions pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, (a) any allocation of salaries and expenses of Company personnel or other general overhead expenses of the Company, or other expenses for the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of business; (b) all Registration, application, filing, transfer fees, exchange listing fees, and register fees; (c) all NASD fees and fees and expenses of Registration or qualification of Registrable Securities under state securities or blue sky laws;
(d) all word processing, duplicating and printing expenses, messenger and delivery expenses; (e) the fees and expenses of counsel for the Company and the fees of the Company's independent accountants, including the expenses of customary "cold comfort" letters required by or incident to such performance and compliance; and (f) any fees and disbursements of underwriters and broker-dealers customarily paid by issuers or sellers of securities; provided, however, that in all cases in which the Company is required to pay Registration Expenses hereunder, Registration Expenses shall exclude (x) broker or underwriting fees, discounts, selling commissions and transfer taxes, if any, in respect of the Registrable Securities, (y) all out-of-pocket expenses of Investor's brokers or dealers, and (z) all fees and disbursements of counsel for Investor or any such brokers or dealers, all of which shall be borne by Investor.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.



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            2. Piggyback Registration. If (but without any obligation to do so)
(a) the Company proposes to register (including for this purpose a registration effected by the Company for any stockholders other than Investor) any of its Common Shares under the Securities Act in connection with the underwritten public offering of such securities solely for cash (other than a Registration relating solely to the sale of securities to participants in a Company stock plan, or on Form S-4 with respect to any merger, consolidation or acquisition) and (b) a registration statement covering the sale of all of the Registrable Securities is not then effective and available for sales thereof by Investor, the Company will, prior to such filing, give written notice to Investor of its intention to do so. Investor shall have fifteen (15) days after receiving such notice to deliver to the Company a written request specifying the amount of Registrable Securities that Investor intends to sell and its intended method of disposition of such Registrable Securities. Upon the receipt of such request, the Company shall use commercially reasonable efforts to cause all Registrable Securities the Company has been requested by Investor to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Investor; provided, however, that the Company shall have the right, prior to the effective date of the registration statement, to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to Investor.

            3.    Underwriting    Requirements.    In   connection   with   any   proposed
                  ----------------------------
registration  as to which Investor has a right to notice under Section 2 and that involves an underwriting:

                  (a) The Company shall not be required to include any Registrable Securities in such offering unless Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement), and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company; and

                  (b) If the underwriter for the offering advises the Company in writing that the number of Registrable Securities requested to be included will adversely affect the success of the offering, the Company shall include in such offering only the quantity of Registrable Securities, if any, as shall be determined as set forth below:

                        (i)   In the case of the Company's  public  offering of its Common
Stock or other securities pursuant to a registration statement declared effective with the Commission after the date of this Agreement, the Company may exclude some or all of the Registrable Securities from such registration and underwriting in the Company's sole discretion (provided, however, that the
Company may elect to exclude Registrable Securities pursuant to this Section
3(b)(i) as to only one registration); and



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                        (ii)  In the case of any  registered  public  offering  other than the one to which the Company elects to apply Section 3(b)(i): (A) first, the
Company may include in such underwriting a number of CSFB Shares equal to no greater than 20% of the total securities to be registered in such offering; (B)
second, the Company may include in such underwriting a number of Harris Shares equal to no greater than 20% of the total securities to be registered in such offering; (C) third, the Company shall include in such underwriting all of the securities the Company proposes to sell; and (D) fourth, the Company shall include the number of Registrable Securities and Company securities of other holders (including CSFB Shares and Harris Shares in addition to those included pursuant to clauses (A) and (B) above) that the underwriter advises will not adversely affect the success of the offering, allocated, pro rata, among
Investor and the other holders entitled to registration, based upon the number of Common Shares each such person shall have requested the Company to include in the offering.

            4.    Allocation of Expenses.  The Company will pay all Registration  Expenses
                  ----------------------
of all  Registrations  under this  Agreement.  Investor shall be responsible for all other expensed incurred by it or its agents in connection with the Registrations.

            5. Obligations of the Company. Whenever required under this Agreement to effect the Registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (a) File with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier of (i) ninety (90) days, or if such registration statement is related to an underwritten offering, such longer period as in the reasonable opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with the sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as is required to complete the distribution of all of the securities covered by such registration statement (but in any event not before the expiration of any longer period required under the Securities Act).

                  (b) Prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection with the registration as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during such period in accordance with the intended methods of disposition by Investor set forth in such registration statement, including at the request of Investor, any amendments or supplements necessary to reflect any information regarding Investor or its plan of distribution, until the earlier of (i) such time as the Common Shares cease to be Registrable Securities or (ii) the date on which Investor is permitted, pursuant to Rule 144 (or any successor provision) under the Securities Act, to dispose of all of the Registrable Securities without regard to without volume or manner of sale restrictions;



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                  (c) Furnish to Investor such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by Investor; provided, however, that if the Company has delivered preliminary or final prospectuses to Investor and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Investor and, if requested, Investor shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide Investor with revised prospectuses and, following receipt of the revised prospectuses, Investor shall be free to resume making offers of the Registrable Securities;

                  (d) Use commercially reasonable efforts to register or qualify the Registrable Securities covered by the registration statement under the securities or Blue Sky laws of such states as Investor shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Investor to consummate the public sale or other disposition in such states of the Registrable Securities owned by Investor; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided, however, that Investor shall also enter into and perform its obligations under such agreement; and

                  (f) Notify Investor at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            6.    Certain  Obligations of Investor.  It shall be a condition  precedent to
                  --------------------------------
the  obligations  of the Company to take any action under this  Agreement  with respect to the Registrable Securities of Investor that Investor meet the following conditions:

                  (a) Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of Investor's Registrable Securities;

                  (b) All information specifically with respect to Investor furnished to the Company by or on behalf of Investor for use in connection with the preparation of any registration statement relating to such Registrable Securities shall be true and correct in all material respects and shall not omit any material fact necessary to make such information, in light of the circumstances under which it was disclosed, not misleading;

                  (c) Investor shall distribute in connection with the offering and sale of the Registrable Securities the prospectus or other offering material permitted by the Securities Act and prepared by the Company, and only such materials;

                  (d)   Investor  will comply with the  provisions of the Exchange Act and the regulations thereunder;

                  (e) To assist the Company in qualifying the Registrable Securities for sale under applicable state securities laws, Investor will advise the Company of each jurisdiction in which it intends to offer or sell any or all Registrable Securities, and will agree not to offer or sell any Registrable Securities in any jurisdiction where the Registrable Securities are not registered or exempt from registration;

                  (f) Investor will inform the Company in writing of any and all sales, or other transfers or dispositions of any Registrable Securities within fifteen (15) calendar days following each such disposition;

                  (g) In the event of any underwritten public offering of any Registrable Securities pursuant to Section 2, Investor shall enter into and perform its obligations under an underwriting agreement, in the form agreed upon by the Company and the underwriters selected by it that is customary for the type of transaction contemplated and reasonably acceptable to Investor;

                  (h) Upon the receipt of notice from the Company of the happening of any event described in Section 5(f), or upon the issuance of any stop order or other order suspending the effectiveness of the registration statement, Investor will immediately discontinue disposition of the Registrable Securities pursuant to the registration statement until the filing of the effective post-effective amendment or the supplemented prospectus referred to in
Section 5(f) or until the withdrawal of such stop order or other order, as applicable, and, if so directed by the Company, Investor will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Investor's possession, of the prospectus covering such Registrable Securities current at the time of its receipt of such notice.

            7.    Indemnification  and  Contribution.  In the event of any Registration of
                  ----------------------------------
any of the Registrable Securities under the Securities Act pursuant to this Agreement:



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                  (a) The Company will indemnify and hold harmless Investor, each underwriter of such Registrable Securities, and each other person, if any, who controls Investor or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Indemnified Investor Parties"), against any losses, claims, damages, or liabilities, joint or several, to which the Indemnified Investor Parties may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon a claim by a third party alleging any of the following statements, omissions or violations (collectively the "Indemnified Violations"):
(i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement; (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. The Company will reimburse such Indemnified Investor Party for any legal (to the extent provided in Section 7(c)) and other expenses reasonably incurred in connection with defending any such Indemnified Violation; provided, however, that:

                        (x)   The  indemnity  agreement  contained  in  this  Section 7(a)
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the
Company (which consent shall not be unreasonably withheld), nor shall the
Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an Indemnified
Violation which occurs in reliance upon and in conformity with written information furnished by any Indemnified Investor Party expressly for use in connection with such registration;

                        (y)   The  Company   will  not  be  required  to   indemnify   any
Indemnified Investor Party to the extent that any loss, claim, damage, liability or action results from such party selling Registrable Securities (1) to anyone to whom there was not sent or given, at or prior to the written confirmation of the sale of such Registrable Securities, a copy of the prospectus, as most recently amended or supplemented, if the Company has previously furnished or made available to the sellers of the Registrable Securities copies thereof or
(2) during any period following written notice by the Company to such party of an event described in Section 5(f) or of the issuance of any stop order or other order suspending the effectiveness of the registration statement; and

                        (z)   The indemnity  provided in this Section 7(a) with respect to any preliminary prospectus shall not apply, if the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the final prospectus.



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                  (b) Investor will indemnify and hold harmless the Company, each of its directors and officers and each underwriters (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "Indemnified Company Parties"), against any losses, claims, damages, or liabilities, joint or several, to which the Company, such Indemnified Company Parties may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to Investor furnished in writing to the Company by or on behalf of Investor specifically for use in connection with the preparation of such registration statement, prospectus, amendment, or supplement. Investor will reimburse each of the Indemnified Company Parties for any legal and other expenses reasonably incurred in connection with defending any such claim, liability, demand, loss or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Investor (which consent will not be unreasonably withheld); and provided, further, that the obligations of Investor hereunder shall be limited to an amount equal to the proceeds to Investor of Registrable Securities sold in connection with such Registration.

                  (c) Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The failure by the Indemnified Party to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action, to the extent such failure is prejudicial to its ability to defend such action, shall relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 7(c), but the omission so to deliver written notice to the Indemnifying Party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7(c). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigations, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.



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                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) Investor, or any controlling person of Investor, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of Investor or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and Investor will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that Investor is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) Investor will not be required to contribute any amount in excess of the proceeds to it of all Registrable Securities sold by it pursuant to such registration statement, and
(B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and Investor under this
Section 7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, or otherwise.

            8. Amendment of Registration Rights. Any provision of this Agreement may be amended or the observance thereof may be waived either generally or in a particular instance and either retroactively or prospectively, only with the written consent of the Company and the holders of 50.1% of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Investor and the Company. Nothing herein shall prevent a holder of Registrable Securities from waiving its individual rights. The number of shares of "Registrable Securities then outstanding" shall be determined by the number of Common Shares outstanding and the number of Common Shares issuable pursuant to then exercisable or convertible securities, which are, in each case, Registrable Securities.

            9.    Miscellaneous.

                  (a) Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements, and understandings, written or oral, relating to the subject matter hereof.

                  (b) Specific Performance. Investor agrees that irreparable damage would occur and that the Company would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches by Investor of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it is entitled at law or in equity. The Company agrees that irreparable damage would occur and that Investor would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Investor shall be entitled to an injunction or injunctions to prevent breaches by the Company of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which it is entitled at law or in equity



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                  (c) Successors and Assigns. The terms and conditions of this
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

                  (d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be sent by courier service or certified mail, return receipt requested, charges pre-paid, or by facsimile transmission, to the address or facsimile number specified below:

                  If to the Company:

                  Equivest Finance, Inc.
                  Attn:  Richard Winkler
                  115 Long Wharf
                  Newport, Rhode Island  02840
                  Facsimile:  (401) 846-3888

                        With a copy to:

                  Wilmer, Cutler & Pickering
                  2445 M Street, N.W.
                  Washington, D.C.  20037-1420
                  Attn:       Eric R. Markus
                  Fax:  (202) 663-6363

                  If to Investor:

                  Christian Kjaer c/o Kevin F. D'Amour
                  Reed Smith Shaw & McClay LLP
                  136 Main Street, Suite 250
                  Princeton, New Jersey  08540-5799
                  Attn: Kevin F. D'Amour
                  Fax:  (609) 951-0824
or to such other address or facsimile number as the person may specify in a notice duly given to the sender as provided herein. Notice given hereunder will operate and be deemed effective and received (a) in the case of facsimile, when received by recipient in legible form and sender has received an electronic confirmation of receipt of the transmission (provided, however, that such transmission and confirmation are received by 5:00 p.m. on a business day; otherwise, such transmission shall be deemed to have been received on the next business day); (b) in the case of delivery by courier, upon the date of delivery indicated in the records of such courier; or (c) in the case of certified mail, upon signing of the return receipt

                  (e) Headings; Counterparts. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  (f) Further Assurances. Each of the parties hereto agrees to execute and deliver those writings and documents reasonably required to more fully carry out the purposes of this Agreement and the transactions contemplated hereby.

                  (g) Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, exclusive of any choice of law principles that would result in a choice of law other than the laws of the State of New York, except to the extent superseded or preempted by the laws of the United States. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under said laws; provided, however, that if any provision of this Agreement shall be held to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or the remainder of the provisions of this Agreement.

                  (h) Consent of Jurisdiction. The parties consent to and waive any objection to the jurisdiction of the United States District Court for the Northern District of New York, or any state court located in Onondaga County, New York, over the person of any party to this Agreement, for purposes of any action brought under or as the result of a breach of this Agreement. The parties agree that venue of any action brought under or as the result of a breach of this Agreement shall be proper in the courts named above, and each party waives any objection to such venue.



                           [Execution Page to Follow]


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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their respective duly authorized officers as of the day and year first above written.

                              EQUIVEST FINANCE, INC.

                              By:/s/
                                    Name: Richard G. Winkler
                             Title: General Counsel

                              CHRISTIAN KJAER

                              By:  /s/
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